SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 16, 1996

                            MULTI-MARKET RADIO, INC.
               (Exact name of registrant as specified in charter)



         Delaware                       0-22080                 13-3707697
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)


150 East 58th Street, 19th Floor, New York, New York         10155
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 407-9150

                                      N/A
         (Former name or former address, if changed since last report)







Item 5. Other Events

        As previously disclosed, the registrant entered into an agreement with Precision Media Corporation dated as of April 1, 1996 to acquire radio station WKSS-FM.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        10.1 Asset Purchase Agreement by and between Multi-Market Radio, Inc. and Precision Media Corporation dated April 1, 1996.






                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        MULTI-MARKET RADIO, INC.


                                    By: /s/    Jerry D. Emlet
                                        ------------------------------
                                        Name:  Jerry D. Emlet
                                        Title: Chief Financial Officer

Date: May 23, 1996